Exhibit 99.1

Financial Contact:
Josh Hirsberg
(702) 792-7234
joshhirsberg@boydgaming.com

Media Contact:
David Strow
(702) 792-7386
davidstrow@boydgaming.com

BOYD GAMING REPORTS SECOND-QUARTER RESULTS
- Las Vegas Locals Segment Posts 12% EBITDA Gain -

LAS VEGAS - JULY 30, 2013 - Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the second quarter ended June 30, 2013.

Boyd Gaming reported net revenues of $738.7 million, an increase of 20.3% from $614.1 million during the same quarter in 2012. Total Adjusted EBITDA(1) grew 40.7% to $160.2 million, compared to $113.8 million in the year-ago quarter. Results reflect the addition of the operations of Peninsula Gaming, LLC, which was acquired by the Company on November 20, 2012.

Boyd Gaming's wholly-owned business reported second-quarter 2013 net revenues of $565.9 million, up 29.0% from $438.7 million in the second quarter of 2012. Wholly-owned Adjusted EBITDA was $132.3 million, an increase of 59.3% from $83.1 million in the second quarter of 2012. Borgata, the Company's 50% joint venture, reported second-quarter 2013 net revenues of $172.9 million, compared to $175.4 million in the year-ago period, while Adjusted EBITDA was $27.8 million, down from $30.7 million in the second quarter of 2012.

Adjusted Earnings(1) for the second quarter 2013 reflect a loss of $0.1 million, breakeven on a per-share basis, compared to income of $4.2 million, or $0.05 per share, for the same period in 2012. The calculations of Adjusted Earnings and Adjusted Earnings per share are presented in a table at the end of this press release.

During the second quarter of 2013, the Company completed the sale of Dania Jai-Alai, realizing a pretax gain of $18.9 million. As a result of the sale, both the gain and the historical operating results of the Dania business are now presented as discontinued operations. For the second quarter of 2013, the discontinued operations reported income, net of tax, of $11.8 million, as compared to an after-tax loss of $0.7 million in the second quarter of 2012.

On a GAAP basis, and including the discontinued operations, the Company reported net income of $11.6 million, or $0.13 per share, for the second quarter 2013, compared to net income of $1.0 million, or $0.01 per share, for the year-ago period.

“We are making significant progress toward our strategic goals of strengthening our balance sheet and positioning ourselves for continued growth,” said Keith Smith, President and Chief Executive Officer of Boyd Gaming. “Operating efficiencies and effective marketing programs drove solid growth across our Las Vegas properties. And Borgata posted year-over-year gains as well, after factoring out the impact of a tax charge. Our Company is moving in the right direction, and I am optimistic about the outlook for our business.”

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Year-To-Date Results
For the six months ended June 30, 2013, Boyd Gaming reported net revenues of $1.47 billion, an increase of 18.3% from the $1.25 billion in net revenues reported in the year-ago period. Total Adjusted EBITDA was $323.7 million, up 30.7% from $247.6 million in the prior year.

During the six months ended June 30, 2013, the Company's wholly-owned operations generated net revenues of $1.14 billion, up 27.0% from $894.2 million in the year-ago period, while wholly-owned Adjusted EBITDA increased 50.2% to $267.4 million, compared to $178.0 million in the comparable period 2012. Borgata reported net revenues of $338.5 million and Adjusted EBITDA of $56.3 million during the six-month period ended June 30, 2013, compared to $351.6 million in revenues and $69.6 million in Adjusted EBITDA in the year-ago period.

Adjusted Earnings for the six months ended June 30, 2013, were $1.3 million, or $0.01 per share, compared to $13.2 million, or $0.15 per share, during the six months ended June 30, 2012.

The discontinued operations reported income, net of tax, of $10.8 million for the six months ended June 30, 2013, as compared to an after-tax loss of $1.5 million in the first six months of 2012.

On a GAAP basis, and including the discontinued operations, the Company reported net income of $4.3 million, or $0.05 per share. By comparison, Boyd Gaming reported net income of $6.8 million, or $0.08 per share, for the six months ended June 30, 2012.

Key Operations Review

Las Vegas Locals
In the Las Vegas Locals segment, second-quarter 2013 net revenues were $149.7 million, up slightly from $149.0 million in the second quarter of 2012. Second-quarter 2013 Adjusted EBITDA rose 12.1% to $38.7 million, compared to $34.5 million in the year-ago period, as EBITDA grew for the second consecutive quarter. EBITDA margins improved by nearly 270 basis points due to refinements in our operations. We also continued to benefit from new slot marketing initiatives, which drove increased gaming revenue in the Locals segment.

Downtown
The Downtown Las Vegas region reported net revenues of $56.1 million for the second quarter of 2013, a slight increase from $55.9 million in the year-ago period. Adjusted EBITDA grew 14.7% to $9.3 million, compared to $8.1 million in the second quarter of 2012. Results reflect improved business volumes driven by increased visitor traffic along Fremont Street, as well as new marketing programs directed to Hawaiian customers. We also posted an improved operating performance at our charter service.

Midwest and South; Peninsula
In the Midwest and South segment, net revenues were $224.3 million, compared to $233.7 million in the second quarter of 2012. Adjusted EBITDA was $48.6 million versus $51.0 million in the year-ago period.

During the second quarter 2013, the Peninsula segment contributed net revenues of $135.8 million, and Adjusted EBITDA of $48.3 million.

Revenues were affected by increased competition throughout the region, particularly at our Gulf Coast properties; however, we were able to mitigate the impact to EBITDA through increased efficiencies in our operations. Despite the impact of severe weather, Kansas Star achieved significant revenue growth during the quarter, driven by new non-gaming amenities.

Borgata
Borgata, the Company's 50% joint venture, reported second-quarter 2013 net revenues of $172.9 million, compared to $175.4 million in the year-ago period. Adjusted EBITDA was $27.8 million, down from $30.7 million in the second quarter of 2012. The decline in EBITDA was attributable to a $4.3 million property tax charge for the first six months of 2013 that was recorded in the second quarter. Absent this charge, Borgata would have generated EBITDA of $32.1 million - up 4.5% over the prior year - due to greater efficiencies throughout the business, including more effective marketing programs.

Conference Call Information
Boyd Gaming will host its second-quarter 2013 conference call today, July 30, at 12:00 p.m. Eastern, on which the Company will provide guidance for the third quarter 2013. The conference call number is (888) 317-6003, passcode 6502739. Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at www.boydgaming.com, or:
http://www.videonewswire.com/event.asp?id=95174

Following the call's completion, a replay will be available by dialing (877) 344-7529 today, July 30, beginning at 2:00 p.m. Eastern and continuing through Tuesday, August 6, at 9 a.m. Eastern. The conference number for the replay will be 10031889. The replay will also be available on the Internet at www.boydgaming.com.

BOYD GAMING CORPORATION
Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands, except per share data)	2013	2012	2013	2012
Revenues
Gaming	$627,926	$514,018	$1,260,485	$1,048,554
Food and beverage	112,804	105,187	224,578	211,218
Room	67,154	69,628	131,009	135,625
Other	41,898	35,784	81,209	71,505
Gross revenues	849,782	724,617	1,697,281	1,466,902
Less promotional allowances	111,034	110,547	222,949	221,163
Net revenues	738,748	614,070	1,474,332	1,245,739

Costs and expenses
Gaming	287,801	239,170	585,063	486,942
Food and beverage	64,242	60,250	124,295	114,209
Room	15,955	15,931	29,055	30,066
Other	31,199	26,680	59,373	52,696
Selling, general and administrative	127,000	109,671	251,028	218,318
Maintenance and utilities	41,042	39,387	80,251	77,995
Depreciation and amortization	70,318	50,661	140,356	100,635
Corporate expense	15,148	13,009	30,504	25,880
Preopening expenses	789	2,210	3,154	3,870
Impairments of assets	5,032	—	5,032	—
Asset transactions costs	614	6,242	3,627	6,272
Other operating charges and credits, net	229	(8,438)	1,795	(8,221)
Total costs and expenses	659,369	554,773	1,313,533	1,108,662
Operating income	79,379	59,297	160,799	137,077

Other expense (income)
Interest income	(570)	(408)	(1,226)	(412)
Interest expense, net of amounts capitalized	88,126	64,788	183,808	128,616
Other, net	2,419	—	1,901	—
Total other expense, net	89,975	64,380	184,483	128,204

Income (loss) from continuing operations before income taxes	(10,596)	(5,083)	(23,684)	8,873
Income taxes	4,102	5,080	6,526	(1,623)
Income (loss) from continuing operations, net of tax	(6,494)	(3)	(17,158)	7,250
Income (loss) from discontinued operations, net of tax	11,753	(688)	10,790	(1,466)
Net income (loss)	5,259	(691)	(6,368)	5,784
Net loss attributable to noncontrolling interest	6,368	1,668	10,711	1,045
Net income attributable to Boyd Gaming Corporation	$11,627	$977	$4,343	$6,829

Basic net income (loss) per common share:
Continuing operations	$—	$0.02	$(0.07)	$0.09
Discontinued operations	0.13	(0.01)	0.12	(0.01)
Basic net income per common share	$0.13	$0.01	$0.05	$0.08
Weighted average basic shares outstanding	89,230	87,588	88,606	87,559

Diluted net income (loss) per common share:
Continuing operations	$—	$0.02	$(0.07)	$0.09
Discontinued operations	0.13	(0.01)	0.12	(0.01)
Diluted net income per common share	$0.13	$0.01	$0.05	$0.08
Weighted average diluted shares outstanding	90,265	87,829	89,447	87,978

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Adjusted EBITDA to Operating Income (Loss)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2013	2012	2013	2012
Net revenues by Reportable Segment
Las Vegas Locals	$149,690	$148,987	$302,517	$303,776
Downtown Las Vegas	56,128	55,939	110,211	112,947
Midwest and South	224,273	233,728	453,390	477,450
Peninsula (1)	135,780	—	269,693	—
Atlantic City	172,877	175,416	338,521	351,566
Net revenues	$738,748	$614,070	$1,474,332	$1,245,739

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$38,723	$34,535	$77,928	$73,021
Downtown Las Vegas	9,297	8,109	16,408	16,541
Midwest and South	48,625	51,003	98,307	109,133
Peninsula (1)	48,323	—	99,035	—
Wholly owned property Adjusted EBITDA	144,968	93,647	291,678	198,695
Corporate expense (2)	(12,628)	(10,547)	(24,266)	(20,674)
Wholly owned Adjusted EBITDA	132,340	83,100	267,412	178,021
Atlantic City	27,847	30,735	56,252	69,616
Adjusted EBITDA	160,187	113,835	323,664	247,637

Other operating costs and expenses
Deferred rent	958	996	1,915	1,992
Depreciation and amortization	70,318	50,661	140,356	100,635
Preopening expenses	789	2,210	3,154	3,870
Share-based compensation expense	2,894	2,837	6,985	5,953
Impairments of assets	5,032	—	5,032	—
Asset transactions costs	614	6,242	3,627	6,272
Other operating charges and credits, net	203	(8,408)	1,796	(8,162)
Total other operating costs and expenses	80,808	54,538	162,865	110,560
Operating income	79,379	59,297	160,799	137,077
Other non-operating items
Interest expense, net	87,556	64,380	182,582	128,204
Other, net	2,419	—	1,901	—
Total other non-operating items, net	89,975	64,380	184,483	128,204
Income (loss) from continuing operations before income taxes	(10,596)	(5,083)	(23,684)	8,873
Income taxes	4,102	5,080	6,526	(1,623)
Income (loss) from continuing operations, net of tax	(6,494)	(3)	(17,158)	7,250
Income (loss) from discontinued operations, net of tax	11,753	(688)	10,790	(1,466)
Net income (loss)	5,259	(691)	(6,368)	5,784
Net (income) loss attributable to noncontrolling interest	6,368	1,668	10,711	1,045
Net income (loss) attributable to Boyd Gaming Corporation	$11,627	$977	$4,343	$6,829
________________________________________________ (1) Peninsula Gaming was acquired on November 20, 2012. (2) Reconciliation of corporate expense:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2013	2012	2013	2012
Corporate expense as reported on Condensed Consolidated Statements of Operations	$15,148	$13,009	$30,504	$25,880
Corporate share-based compensation expense	(2,520)	(2,462)	(6,238)	(5,206)
Corporate expense as reported on the above table	$12,628	$10,547	$24,266	$20,674

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Reconciliation of Net Income (Loss) to Adjusted Earnings (Loss) and
Net Income (Loss) Per Share to Adjusted Earnings (Loss) Per Share
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands, except per share data)	2013	2012	2013	2012
Net income attributable to Boyd Gaming Corporation	$11,627	$977	$4,343	$6,829
Less: (income) loss from discontinued operations, net of tax (1)	(11,753)	688	(10,790)	1,466
Adjusted net income (loss) attributable to Boyd Gaming Corporation	(126)	1,665	(6,447)	8,295
Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	735	4,826	5,033	9,078
Debt modification fees	1,976	—	1,976	—
Accelerated debt fee amortization	396	—	396	—
Asset transactions costs	544	6,256	3,223	6,330
Adjustments to property tax accruals, net	—	—	—	(597)
Other operating charges and credits, net	229	(6,294)	1,795	(6,091)
Other non-operating expense (income)	—	—	(817)	—

Pretax adjustments related to Borgata:
Preopening expenses	54	108	54	240
Valuation adjustments related to consolidation, net	(243)	125	(502)	(19)
Impairment of assets	5,032	—	5,032	—
Asset transactions costs	70	(14)	404	(58)
Other non-operating expense (income)	—	(2,144)	—	(2,130)
Total adjustments	8,793	2,863	16,594	6,753

Income tax effect for above adjustments	(6,337)	(1,306)	(6,368)	(2,716)
Impact on noncontrolling interest, net	(2,458)	945	(2,496)	901
Adjusted earnings (loss)	$(128)	$4,167	$1,283	$13,233

Net income (loss) per share attributable to Boyd Gaming Corporation	$0.13	$0.01	$0.05	$0.08
Less: (income) loss from discontinued operations, net of tax (1)	(0.13)	0.01	(0.12)	0.01
Adjusted net income (loss) per share attributable to Boyd Gaming Corporation	—	0.02	(0.07)	0.09
Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	0.01	0.05	0.06	0.10
Debt modification fees	0.02	—	0.02	—
Accelerated debt fee amortization	—	—	—	—
Asset transactions costs	0.01	0.07	0.04	0.07
Adjustments to property tax accruals, net	—	—	—	(0.01)
Other operating charges and credits, net	—	(0.07)	0.02	(0.07)
Other non-operating expense (income)	—	—	(0.01)	—

Pretax adjustments related to Borgata:
Preopening expenses	—	—	—	—
Valuation adjustments related to consolidation, net	—	—	(0.01)	—
Impairments of assets	0.06	—	0.06	—
Asset transactions costs	—	—	—	—
Other non-operating expense (income)	—	(0.02)	—	(0.02)
Total adjustments	0.10	0.03	0.18	0.07

Income tax effect for above adjustments	(0.07)	(0.01)	(0.07)	(0.03)
Impact on noncontrolling interest, net	(0.03)	0.01	(0.03)	0.02
Adjusted earnings (loss) per share	$—	$0.05	$0.01	$0.15

Weighted average shares outstanding	89,230	87,829	89,447	87,978
____________________________________________________

(1) Results from all periods are adjusted to exclude the financial results of Dania Jai-Alai, which was sold during the second quarter of 2013.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statement of Operations
Three Months Ended June 30, 2013
(Unaudited)

	Boyd Gaming Wholly Owned
	Excluding
	Peninsula	Peninsula					Boyd Gaming
(In thousands, except per share data)	Segment	Segment	Eliminations	Total	Borgata (1)	Eliminations	Consolidated
Revenues
Gaming	$351,927	$126,617	$—	$478,544	$149,382	$—	$627,926
Food and beverage	67,606	10,075	—	77,681	35,123	—	112,804
Room	38,679	—	—	38,679	28,475	—	67,154
Other	31,584	4,570	(5,106)	31,048	10,850	—	41,898
Gross revenues	489,796	141,262	(5,106)	625,952	223,830	—	849,782
Less promotional allowances	54,600	5,481	—	60,081	50,953	—	111,034
Net revenues	435,196	135,781	(5,106)	565,871	172,877	—	738,748

Costs and expenses
Gaming	172,811	59,798	—	232,609	55,192	—	287,801
Food and beverage	36,369	6,814	—	43,183	21,059	—	64,242
Room	10,749	—	—	10,749	5,206	—	15,955
Other	18,457	8,350	(5,106)	21,701	9,498	—	31,199
Selling, general and administrative	73,016	14,362	—	87,378	39,622	—	127,000
Maintenance and utilities	23,348	3,241	—	26,589	14,453	—	41,042
Depreciation and amortization	32,547	22,268	—	54,815	15,503	—	70,318
Corporate expense	14,367	781	—	15,148	—	—	15,148
Preopening expenses	644	91	—	735	54	—	789
Impairments of assets	—	—	—	—	5,032	—	5,032
Asset transactions costs	491	53	—	544	70	—	614
Other, net	94	135	—	229	—	—	229
Total costs and expenses	382,893	115,893	(5,106)	493,680	165,689	—	659,369

Operating income from Borgata	3,594	—	—	3,594	—	(3,594)	—

Operating income (loss)	55,897	19,888	—	75,785	7,188	(3,594)	79,379

Other expense (income)
Interest income	(17)	(553)	—	(570)	—	—	(570)
Interest expense, net of amounts capitalized	46,469	20,813	—	67,282	20,844	—	88,126
Other income	(421)	2,840	—	2,419	—	—	2,419
Other non-operating expenses from Borgata, net	9,961	—	—	9,961	—	(9,961)	—
Total other expense, net	55,992	23,100	—	79,092	20,844	(9,961)	89,975

Income (loss) from continuing operations before income taxes	(95)	(3,212)	—	(3,307)	(13,656)	6,367	(10,596)
Income taxes	5,381	(2,200)	—	3,181	921	—	4,102
Income (loss) from continuing operations, net of tax	5,286	(5,412)	—	(126)	(12,735)	6,367	(6,494)
Income (loss) from discontinued operations, net of tax	11,753	—	—	11,753	—	—	11,753
Net income (loss)	17,039	(5,412)	—	11,627	(12,735)	6,367	5,259
Net (income) loss attributable to noncontrolling interest	—	—	—	—	—	6,368	6,368
Net income (loss) attributable to Boyd Gaming Corporation	$17,039	$(5,412)	$—	$11,627	$(12,735)	$12,735	$11,627

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statement of Operations
Three Months Ended June 30, 2013
(Unaudited)

	Boyd Gaming Wholly Owned
	Excluding
	Peninsula	Peninsula					Boyd Gaming
(In thousands, except per share data)	Segment	Segment	Eliminations	Total	Borgata (1)	Eliminations	Consolidated
Basic net income per common share
Continuing operations				$—			$—
Discontinued operations				0.13			0.13
Basic net income (loss) per common share				$0.13			$0.13
Weighted average basic shares outstanding				89,230			89,230

Diluted net income per common share
Continuing operations				$—			$—
Discontinued operations				0.13			0.13
Diluted net income (loss) per common share				$0.13			$0.13
Weighted average diluted shares outstanding				90,265			90,265

__________________________________________________
(1) Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statement of Operations
Three Months Ended June 30, 2012
(Unaudited)

(In thousands, except per share data)	Boyd Gaming Wholly Owned	Borgata (1)	LVE (Variable Interest Entity)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$361,546	$152,472	$—	$—	$514,018
Food and beverage	69,317	35,870	—	—	105,187
Room	39,957	29,671	—	—	69,628
Other	25,624	10,160	2,724	(2,724)	35,784
Gross revenues	496,444	228,173	2,724	(2,724)	724,617
Less promotional allowances	57,788	52,759	—	—	110,547
Net revenues	438,656	175,414	2,724	(2,724)	614,070

Costs and expenses
Gaming	174,585	64,585	—	—	239,170
Food and beverage	41,302	18,948	—	—	60,250
Room	12,180	3,751	—	—	15,931
Other	18,696	7,984	—	—	26,680
Selling, general and administrative	74,675	34,989	7	—	109,671
Maintenance and utilities	24,965	14,422	—	—	39,387
Depreciation and amortization	34,647	16,014	—	—	50,661
Corporate expense	13,009	—	—	—	13,009
Preopening expenses	4,826	108	—	(2,724)	2,210
Asset transactions costs	6,256	(14)	—	—	6,242
Other, net	(6,294)	(2,144)	—	—	(8,438)
Total costs and expenses	398,847	158,643	7	(2,724)	554,773

Operating income from Borgata	8,386	—	—	(8,386)	—

Operating income (loss)	48,195	16,771	2,717	(8,386)	59,297

Other expense (income)
Interest income	(408)	—	—	—	(408)
Interest expense, net of amounts capitalized	41,491	20,649	2,648	—	64,788
Other non-operating expenses from Borgata, net	10,121	—	—	(10,121)	—
Total other expense, net	51,204	20,649	2,648	(10,121)	64,380

Income (loss) from continuing operations, before income taxes	(3,009)	(3,878)	69	1,735	(5,083)
Income taxes	4,674	406	—	—	5,080
Income (loss) from continuing operations, net of tax	1,665	(3,472)	69	1,735	(3)
Income (loss) from discontinued operations, net of tax	(688)	—	—	—	(688)
Net income (loss)	977	(3,472)	69	1,735	(691)
Net income (loss) attributable to noncontrolling interest	—	—	(69)	1,737	1,668
Net income (loss) attributable to Boyd Gaming Corporation	$977	$(3,472)	$—	$3,472	$977

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statement of Operations
Three Months Ended June 30, 2012
(Unaudited)

(In thousands, except per share data)	Boyd Gaming Wholly Owned	Borgata (1)	LVE (Variable Interest Entity)	Eliminations	Boyd Gaming Consolidated
Basic net income (loss) per common share
Continuing operations	$0.02				$0.02
Discontinued operations	(0.01)				(0.01)
Basic net income (loss) per common share	$0.01				$0.01
Weighted average basic shares outstanding	87,588				87,588

Diluted net income (loss) per common share
Continuing operations	$0.02				$0.02
Discontinued operations	(0.01)				(0.01)
Diluted net income (loss) per common share	$0.01				$0.01
Weighted average diluted shares outstanding	87,829				87,829

__________________________________________________________
(1) Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statement of Operations
Six Months Ended June 30, 2013
(Unaudited)
	Boyd Gaming Wholly Owned
						LVE
	Excluding					(Variable
	Peninsula	Peninsula				Interest		Boyd Gaming
(In thousands, except per share data)	Segment	Segment	Eliminations	Total	Borgata (1)	Entity) (2)	Eliminations	Consolidated
Revenues
Gaming	$712,896	$252,527	$—	$965,423	$295,062	$—	$—	$1,260,485
Food and beverage	135,754	19,766	—	155,520	69,058	—	—	224,578
Room	75,860	—	—	75,860	55,149	—	—	131,009
Other	63,179	8,266	(10,277)	61,168	20,041	1,933	(1,933)	81,209
Gross revenues	987,689	280,559	(10,277)	1,257,971	439,310	1,933	(1,933)	1,697,281
Less promotional allowances	111,294	10,866	—	122,160	100,789	—	—	222,949
Net revenues	876,395	269,693	(10,277)	1,135,811	338,521	1,933	(1,933)	1,474,332

Costs and expenses
Gaming	352,168	116,557	—	468,725	116,338	—	—	585,063
Food and beverage	72,394	13,514	—	85,908	38,387	—	—	124,295
Room	20,852	—	—	20,852	8,203	—	—	29,055
Other	37,662	15,813	(10,277)	43,198	16,175	—	—	59,373
Selling, general and administrative	147,899	28,732	—	176,631	74,397	—	—	251,028
Maintenance and utilities	45,162	6,320	—	51,482	28,769	—	—	80,251
Depreciation and amortization	65,280	43,965	—	109,245	31,111	—	—	140,356
Corporate expense	28,637	1,867	—	30,504	—	—	—	30,504
Preopening expenses	4,942	91	—	5,033	54	—	(1,933)	3,154
Impairments of assets	—	—	—	—	5,032	—	—	5,032
Asset transactions costs	3,060	163	—	3,223	404	—	—	3,627
Other, net	1,662	133	—	1,795	—	—	—	1,795
Total costs and expenses	779,718	227,155	(10,277)	996,596	318,870	—	(1,933)	1,313,533

Operating income from Borgata	9,825	—	—	9,825	—	—	(9,825)	—

Operating income (loss)	106,502	42,538	—	149,040	19,651	1,933	(9,825)	160,799

Other expense (income)
Interest income	(144)	(1,082)	—	(1,226)	—	—	—	(1,226)
Interest expense, net of amounts capitalized	96,614	43,199	—	139,813	41,618	2,377	—	183,808
Other income (expense)	(420)	2,321	—	1,901	—	—	—	1,901
Other non-operating expenses from Borgata, net	20,092	—	—	20,092	—	—	(20,092)	—
Total other expense, net	116,142	44,438	—	160,580	41,618	2,377	(20,092)	184,483

Income (loss) from continuing operations before income taxes	(9,640)	(1,900)	—	(11,540)	(21,967)	(444)	10,267	(23,684)
Income taxes	11,984	(6,891)	—	5,093	1,433	—	—	6,526
Income (loss) from continuing operations, net of tax	2,344	(8,791)	—	(6,447)	(20,534)	(444)	10,267	(17,158)
Income (loss) from discontinued operations, net of tax	10,790	—	—	10,790	—	—	—	10,790
Net income (loss)	13,134	(8,791)	—	4,343	(20,534)	(444)	10,267	(6,368)
Net (income) loss attributable to noncontrolling interest	—	—	—	—	—	444	10,267	10,711
Net income (loss) attributable to Boyd Gaming Corporation	$13,134	$(8,791)	$—	$4,343	$(20,534)	$—	$20,534	$4,343

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statement of Operations
Six Months Ended June 30, 2013
(Unaudited)

	Boyd Gaming Wholly Owned
						LVE
	Excluding					(Variable
	Peninsula	Peninsula				Interest		Boyd Gaming
(In thousands, except per share data)	Segment	Segment	Eliminations	Total	Borgata (1)	Entity) (2)	Eliminations	Consolidated
Basic net income per common share
Continuing operations				$(0.07)				$(0.07)
Discontinued operations				0.12				0.12
Basic net income (loss) per common share				$0.05				$0.05
Weighted average basic shares outstanding				88,606				88,606

Diluted net income per common share
Continuing operations				$(0.07)				$(0.07)
Discontinued operations				0.12				0.12
Diluted net income (loss) per common share				$0.05				$0.05
Weighted average diluted shares outstanding				89,447				89,447

__________________________________________________
(1) Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.
(2) Boyd Gaming's contractual agreements with LVE were terminated on March 4, 2013, in connection with the sale of the Echelon development site. As a result, Boyd Gaming ceased consolidation of LVE as of that date. The financial results presented for LVE include only that portion of the period that the variable interest entity was consolidated by Boyd Gaming.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statement of Operations
Six Months Ended June 30, 2012
(Unaudited)

(In thousands, except per share data)	Boyd Gaming Wholly Owned	Borgata (1)	LVE (Variable Interest Entity)	Eliminations	Boyd Gaming Consolidated
Revenues
Gaming	$740,629	$307,925	$—	$—	$1,048,554
Food and beverage	139,102	72,116	—	—	211,218
Room	78,797	56,828	—	—	135,625
Other	52,767	18,738	5,448	(5,448)	71,505
Gross revenues	1,011,295	455,607	5,448	(5,448)	1,466,902
Less promotional allowances	117,121	104,042	—	—	221,163
Net revenues	894,174	351,565	5,448	(5,448)	1,245,739

Costs and expenses
Gaming	359,309	127,633	—	—	486,942
Food and beverage	77,420	36,789	—	—	114,209
Room	23,112	6,954	—	—	30,066
Other	38,381	14,315	—	—	52,696
Selling, general and administrative	150,779	67,529	10	—	218,318
Maintenance and utilities	49,266	28,729	—	—	77,995
Depreciation and amortization	69,491	31,144	—	—	100,635
Corporate expense	25,880	—	—	—	25,880
Preopening expenses	9,078	240	—	(5,448)	3,870
Asset transactions costs	6,330	(58)	—	—	6,272
Other, net	(6,091)	(2,130)	—	—	(8,221)
Total costs and expenses	802,955	311,145	10	(5,448)	1,108,662

Operating income from Borgata	20,210	—	—	(20,210)	—

Operating income (loss)	111,429	40,420	5,438	(20,210)	137,077

Other expense (income)
Interest income	(412)	—	—	—	(412)
Interest expense, net of amounts capitalized	81,444	41,131	6,041	—	128,616
Other non-operating expenses from Borgata, net	20,651	—	—	(20,651)	—
Total other expense, net	101,683	41,131	6,041	(20,651)	128,204

Income (loss) from continuing operations before income taxes	9,746	(711)	(603)	441	8,873
Income taxes	(1,451)	(172)	—	—	(1,623)
Income (loss) from continuing operations, net of tax	8,295	(883)	(603)	441	7,250
Income (loss) from discontinued operations, net of tax	(1,466)	—	—	—	(1,466)
Net income (loss)	6,829	(883)	(603)	441	5,784
Net income (loss) attributable to noncontrolling interest	—	—	603	442	1,045
Net income (loss) attributable to Boyd Gaming Corporation	$6,829	$(883)	$—	$883	$6,829

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidating Statement of Operations
Six Months Ended June 30, 2012
(Unaudited)

(In thousands, except per share data)	Boyd Gaming Wholly Owned	Borgata (1)	LVE (Variable Interest Entity)	Eliminations	Boyd Gaming Consolidated
Basic net income (loss) per common share
Continuing operations	$0.09				$0.09
Discontinued operations	(0.01)				(0.01)
Basic net income (loss) per common share	$0.08				$0.08
Weighted average basic shares outstanding	87,559				87,559

Diluted net income (loss) per common share
Continuing operations	$0.09				$0.09
Discontinued operations	(0.01)				(0.01)
Diluted net income (loss) per common share	$0.08				$0.08
Weighted average diluted shares outstanding	87,978				87,978

__________________________________________________________
(1) Borgata's financial results include the impact of certain valuation adjustments made upon consolidation. These valuation adjustments are not pushed down to Borgata and are therefore not reflected in Borgata's standalone financial statements.

BOYD GAMING CORPORATION
SUPPLEMENTAL INFORMATION
Condensed Consolidated Statements of Operations of Peninsula Segment (1)
Successor and Predecessor Periods Comprising the Three and Six Month Periods Ended June 30, 2013 and 2012
(Unaudited)

	Successor	Predecessor (2)	Successor	Predecessor (2)
	Three Months	Three Months	Six Months	Six Months
	Ended	Ended	Ended	Ended
(In thousands)	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Revenues
Gaming	$126,617	$125,341	$252,527	$252,890
Food and beverage	10,075	8,519	19,766	16,998
Other	4,570	4,197	8,266	7,763
Gross revenues	141,262	138,057	280,559	277,651
Less promotional allowances	5,482	5,100	10,866	10,035
Net revenues	135,780	132,957	269,693	267,616

Costs and expenses
Gaming	59,798	57,516	116,557	113,908
Food and beverage	6,813	5,409	13,514	10,599
Other	3,244	2,988	5,536	5,264
Selling, general and administrative	14,362	12,256	28,732	24,611
Maintenance and utilities	3,241	2,772	6,320	5,264
Depreciation and amortization	22,268	10,334	43,965	20,774
Corporate expense	781	2,487	1,867	5,346
Affiliate management fee	5,107	2,348	10,277	4,761
Preopening expenses	91	3	91	3
Asset transactions costs	53	(18)	161	(37)
Other operating items	135	2,173	135	2,173
Total costs and expenses	115,893	98,268	227,155	192,666
Operating income (loss)	19,887	34,689	42,538	74,950

Other expense (income)
Interest income	(553)	(566)	(1,082)	(1,127)
Interest expense, net of amounts capitalized	20,813	17,988	43,199	36,399
Loss from equity affiliates	47	16	345	44
Other non-operating income	2,793	—	1,976	—
Total other expense, net	23,100	17,438	44,438	35,316

Income (loss) before income taxes	(3,213)	17,251	(1,900)	39,634
Income taxes (3)	(2,200)	—	(6,891)	—
Net income (loss)	$(5,413)	$17,251	$(8,791)	$39,634

Adjusted EBITDA, after corporate expense	$47,542	$49,529	$97,167	$102,624
___________________________________

(1)
Peninsula Gaming, LLC ("PGL") was acquired by Boyd Gaming on November 20, 2012. In accordance with Generally Accepted Accounting Principles ("GAAP"), PGL's post acquisition financial results have been prepared on Boyd Gaming's ("Successor") basis of accounting and reflect adjustments resulting from the application of the acquisition method. Financial information for the prior year period has been prepared on PGL's ("Predecessor") basis of accounting. Consequently, the financial statements for the Successor and Predecessor periods are presented on different bases.

(2)
Certain amounts for the prior year have been reclassified to conform with the Successor presentation. These reclassifications had no impact on income from operations or net income as previously reported by the Predecessor.

(3)
The Predecessor was structured as a limited liability company and the members were taxed on their proportionate share of its taxable income. Accordingly, no provision for income taxes was included in the financial statements of the Predecessor.

Footnotes and Safe Harbor Statements
Non-GAAP Financial Measures

Regulation G, "Conditions for Use of Non-GAAP Financial Measures," prescribes the conditions for use of non-GAAP financial information in public disclosures. We believe that our presentations of the following non-GAAP financial measures are important supplemental measures of operating performance to investors: earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA, Adjusted Earnings and Adjusted Earnings Per Share (Adjusted EPS). The following discussion defines these terms and why we believe they are useful measures of our performance

EBITDA and Adjusted EBITDA

EBITDA is a commonly used measure of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (“GAAP”), provides our investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes and facilitates comparisons between us and our competitors. Management has historically adjusted EBITDA when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide the most accurate measure of our core operating results and as a means to evaluate period-to-period results. We refer to this measure as Adjusted EBITDA. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported this measure to our investors and believe that the continued inclusion of Adjusted EBITDA provides consistency in our financial reporting. We use Adjusted EBITDA in this press release because we believe it is useful to investors in allowing greater transparency related to a significant measure used by our management in their financial and operational decision-making. Adjusted EBITDA is among the more significant factors in management's internal evaluation of total company and individual property performance and in the evaluation of incentive compensation related to property management. Management also uses Adjusted EBITDA as a measure in the evaluation of potential acquisitions and dispositions. Adjusted EBITDA is also used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company. Adjusted EBITDA reflects EBITDA adjusted for deferred rent, preopening expenses, share-based compensation expense, impairments of assets and other operating charges, net, and our share of Borgata's non-operating expenses, preopening expenses and other items and write-downs, net. In addition, Adjusted EBITDA includes corporate expense. A reconciliation of Adjusted EBITDA to net income (loss), based upon GAAP, is included in the financial schedules accompanying this release.

Adjusted Earnings and Adjusted EPS

Adjusted Earnings is net income (loss) before preopening expenses, asset transactions costs, net gains on insurance settlements, impairments of assets, certain adjustments to property tax accruals, write-downs and other charges, net, accelerated amortization of deferred loan fees, changes in the fair value of derivative instruments, gain or loss on early retirements of debt, other non-recurring adjustments, net, valuation adjustments related to the consolidation of Borgata, and our share of Borgata's preopening expenses and other items and write-downs, net. Adjusted Earnings and Adjusted EPS are presented solely as supplemental disclosures because management believes that they are widely used measures of performance in the gaming industry. A reconciliation of net income (loss) based upon GAAP to Adjusted Earnings and Adjusted EPS are included in the financial schedules accompanying this release.

Limitations on the Use of Non-GAAP Measures

The use of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures has certain limitations. Our presentation of EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS or certain other non-GAAP financial measures may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred and are not reflected in the presentation of EBITDA or Adjusted EBITDA. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA and Adjusted EBITDA do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Adjusted EBITDA, Adjusted Earnings, Adjusted EPS and certain other non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward Looking Statements and Company Information
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. In addition, forward-looking statements in this press release include statements regarding: progress towards the Company's strategic goals: strengthening of the Company's balance sheet and positioning itself for continued growth, and that the Company is moving in the right direction, and optimism about the outlook for the Company's business. Forward looking statements also include statements regarding improvements in the Company's Las Vegas Locals business; the potential for online gaming, the Company's online gaming strategy, the status of online gaming in Nevada and New Jersey, the potential for other states to legalize online gaming and that online gaming provides a compelling opportunity to significantly grow and diversify the Company's business; the effect of the Company's new slot initiatives and related marketing programs; and improving trends in certain of the geographic areas where the Company operates. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: fluctuations in the Company's operating results; recovery of its properties in various markets; the state of the economy and its effect on consumer spending and the Company's results of operations; the timing for economic recovery, its effect on the Company's business and the local economies where the Company's properties are located; the receipt of legislative, and other state, federal and local approvals for the Company's development projects in Florida, California and other jurisdictions; whether online gaming will become legalized in various states, the Company's ability to operate online gaming profitably, or otherwise; consumer reaction to fluctuations in the stock market and economic factors; the fact that the Company's expansion, development and renovation projects (including enhancements to improve property performance) are subject to many risks inherent in expansion, development or construction of a new or existing project; the effects of events adversely impacting the economy or the regions from which the Company draws a significant percentage of its customers; competition; litigation; financial community and rating agency perceptions of the Company and its subsidiaries; changes in laws and regulations, including increased taxes; the availability and price of energy, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming
Headquartered in Las Vegas, Boyd Gaming Corporation (NYSE: BYD) is a leading diversified owner and operator of 22 gaming entertainment properties located in Nevada, Illinois, Indiana, Iowa, Kansas, Louisiana, Mississippi and New Jersey. Boyd Gaming press releases are available at www.prnewswire.com. Additional news and information on Boyd Gaming can be found at www.boydgaming.com.